Exhibit 10.129

EXECUTION

AMENDMENT NO. 1

TO AMENDED AND RESTATED MASTER SPREAD ACQUISITION AND MSR

SERVICING AGREEMENT

Amendment No. 1 to Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of August 26, 2015 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PENNYMAC HOLDINGS, LLC (the “Purchaser”).

RECITALS

The Seller and the Purchaser are parties to that certain Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of April 30, 2015 (the “Existing Agreement”; as further amended by this Amendment, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Agreement.

The Purchaser transferred the Participation Certificate to CSFB in accordance with the terms of the Existing Agreement in order to perfect CSFB’s interest in the Participation Interest.

CSFB, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Agreement.

Accordingly, CSFB, the Seller and the Purchaser hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

SECTION 1. Definitions. The definition of “Servicing Agreement” in Section 1.01 of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Servicing Agreement” means, with respect to each Mortgage Loan, any servicing agreement, including, with respect to any Mortgage Loan serviced for an Agency, Seller’s “contract” with such Agency (as defined in the applicable Acknowledgment Agreement) and, without duplication, the applicable Agency Guide, as amended from time to time, and any waivers, consent letters, acknowledgments and other agreements under which such Mortgage Loan is serviced and administered.

SECTION 2. Seller’s Duties With Respect to Servicing. Section 7.01 of the Existing Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:

(a) Effective on the Transaction Settlement Date for each Primary Portfolio, the Seller agrees for the benefit of the Purchaser to service the related Primary Portfolio Mortgage Loans and any Secondary Portfolio Mortgage Loans at all times in strict accordance in all material respects with the applicable Servicing Agreement. In connection with the Primary Portfolio Mortgage Loans and Secondary Portfolio

Mortgage Loans related to each Transaction, the Seller shall not, without the express written consent of Purchaser (which consent may be withheld in its absolute discretion), (a) terminate or amend any Servicing Rights, or (b) enter into any termination, modification, waiver or amendment of any applicable Servicing Agreement or its rights and duties thereunder.

SECTION 3. Effective Date; Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, CSFB shall have received the following documents, each of which shall be satisfactory to CSFB in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of CSFB, the Seller and the Purchaser; and

(b) such other documents as CSFB or counsel to CSFB may reasonably request.

SECTION 4. Representations and Warranties. Each of the Seller and the Purchaser hereby represents and warrants to CSFB that it is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and (x) with respect to the Seller hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Agreement and (y) with respect to the Purchaser hereby confirms and reaffirms the representations and warranties contained in Section 5 of the Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by signature(s) transmitted by facsimile.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CSFB:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Purchaser:	PENNYMAC HOLDINGS, LLC

	By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 1 to

Amended and Restated Master Spread Acquisition and MSR Servicing Agreement